                                    EXHIBIT 10.34

                                                      EXHIBIT 10.34

                                 SETTLEMENT AGREEMENT

         This is a settlement agreement ("Settlement Agreement") between Scholle Corporation ("Scholle"), a Nevada corporation, located at 19500 Jamboree Blvd., Irvine, California 92715, and Portola Packaging, Inc. ("Portola"), a Delaware corporation located at 890 Faulstich Ct., San Jose, California 95112.

         WHEREAS, Scholle filed a lawsuit ("Lawsuit") against Portola in the United States District Court for the Northern District of California, San Jose Division ("Court") (Case No. C92-20414-RMW) alleging infringement of U.S. Patent RE32,354, entitled "CONTAINER FOR HOLDING AND DISPENSING FLUID;"

         WHEREAS, the trial of the issues of liability, wilfulness and damages in the Lawsuit were bifurcated;

         WHEREAS, the issues of liability and wilfulness have been tried and determined by the jury, but not the issue of damages;

         WHEREAS, the jury found that Portola's manufacture, sale and use of the water bottle plugs which were numbers 1-3 during trial and which are illustrated in the drawing attached as Exhibit 5 ("Infringing Product") infringed the Patent; that Portola's infringement was not wilful; and that the Patent was valid and enforceable;

         WHEREAS, all post-trial motions filed by the parties to alter these jury verdicts were denied by the Court;

         WHEREAS, in the event of a finding of liability, Portola agreed to pay Scholle One Cent ($.01) for each product which was found to infringe the patent;

    WHEREAS, Portola would like to continue selling one or more of the Infringing Products for use with water bottles;

         WHEREAS, Scholle is willing to license Portola to do so at the rate of One Cent ($. 01) per plug;

         WHEREAS, Scholle and Portola would like to resolve all of their remaining differences, including the issue of damages and issues which might arise by virtue of one or more appeals from one or more of the determinations made by the trial court or its jury;

         NOW, THEREFORE, Scholle and Portola agree as follows:

         1.0  DAMAGES

              1.1 Portola represents that the total number of Infringing Product and any substantial equivalent (including, without limitation, the unnumbered version on the attached drawing marked "Two-Step Prototype") which Portola directly or indirectly has sold as of May 31, 1996, is 147,713,500. This amount may be verified by an independent certified accountant under the conditions set forth in paragraph 1.5 below.

              1.2 Portola agrees to pay Scholle One Cent ($.01) for each of such sales, plus ten percent (10%) interest from the date of each of such sales. The date of each sale shall be deemed to have occurred on the ending date of the quarter of the year in which the sale was made. Portola represents that this interests computes to $175,387.75.

              1.3 Portola agrees to and has signed the Stipulation As To Damages which is attached as Exhibit "1" ("Stipulation") and agrees to deliver it upon execution of this Agreement to Scholle.

              1.4 Scholle agrees to and has signed the Stipulation and agrees to file it with the Court immediately.

              1.5 Scholle shall have the right to request verification of the accuracy of the amounts set forth in paragraphs 1.1 and 1.2 by independent certified account selected jointly by Scholle and Portola. The fees of the accountant shall be paid half by Scholle and half by Portola. In the event of any reported difference in the numbers, payment by the appropriate party shall be made to conform to the actual payment with the reported amounts. In the event that there is under reporting by Portola and this under reporting is the result of willful concealment, Portola shall pay Scholle four times the amount of any such concealment.


         2.0  ENTRY OF JUDGMENT AND WAIVER OF APPEAL OR OTHER CHALLENGE

              2.1 Portola agrees to and has signed the Judgment For Damages and Permanent Injunction which is attached as Exhibit "2" ("Judgment") and agrees to deliver it upon execution of this Agreement to Scholle.

              2.2 Scholle agrees to and has signed the Judgment and agrees to immediately lodge it with the Court for signature and entry.

              2.3 Scholle and Portola agree not to challenge any ruling previously made by the Court or the jury or the filing or entry of the Stipulation or Judgment at the trial or appellate level and hereby waive their right to do so.



         3.0  SATISFACTION OF JUDGMENT

              3.1 Upon execution of this Settlement Agreement, Portola shall deliver to Scholle a cashier's check in the amount of one-million-six-hundred-eighty-five-thousand-fifty-five dollars ($1,685,055.00), made payable to Scholle Corporation. This represents the payment required to be made under paragraphs 1.2, plus standard costs of the litigation in the amount of $32,532.25.

              3.2 Scholle agrees to and has signed the Acknowledgment of Satisfaction of Judgment For Damages which is attached as Exhibit "3" ("Acknowledgment") and agrees to deliver it to Portola upon execution of this Agreement.

              3.3 Portola shall have the right to file the Acknowledgment with the Court upon receipt.


         4.0  NON-EXCLUSIVE LICENSE

              4.1 Scholle and Portola agree to and have executed the Non-Exclusive Patent License attached as Exhibit "4" ("License") and shall both fully comply with its duties and obligations.


         5.0  RELEASE

              5.1 Scholle and Portola hereby release each other, as well as each of their respective officers, directors, shareholders, agents, employees, attorneys, accountants and assigns from any and all claims, demands, actions, causes of action, or suits of any kind, as of the date of this agreement including, without limitation, the Lawsuit, except for the duties and obligations arising out of this Settlement Agreement and all of the attachments to it.

              5.2 Scholle and Portola each acknowledge that Section 1542 of the California Civil Code provides that:

         A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

              5.3 Scholle and Portola waive and release all rights against each other under this Section and agree that this release extends to all claims of every nature and kind whatsoever, including all claims which are contingent, unmatured, unknown or unsuspected at the time this Settlement Agreement is signed.

              5.4 This release shall not extend to any company which manufactured or sold probes for use in conjunction with any Infringing Product.

         6.0  BINDING EFFECT

              6.1 Nothing in this Settlement Agreement is intended to alter the binding legal effect of the rulings and determinations which have been made in the Lawsuit, nor the binding legal effect of the attachments to this Settlement Agreement.


         7.0  SUCCESSORS AND ASSIGNS

              7.1 This Settlement Agreement shall be binding upon and shall inure to the benefit of the respective successor and assigns of Scholle and Portola.


         8.0  ATTORNEY FEES

              8.1 In the event of any legal dispute relating to or arising out of this Settlement Agreement, the prevailing party in such dispute shall be entitled to an award of reasonable attorney fees, in addition to all other relief provided for by law.


         9.0  GOVERNING LAW

              9.1 This Settlement Agreement shall be governed by the laws of the State of California.

              9.2 In the event of any dispute relating to or arising out of this Settlement Agreement, it shall, to the extent permitted by law, be exclusively resolved by motion to the Court. The parties hereby waive any right they might otherwise have to any different type of proceeding, such as a trial by jury.

         10.0 MERGER

              10.1 This Settlement Agreement contains the entire understanding and agreement between the parties. Scholle and Portola agree that they are not relying upon any representation or understanding which is not expressed in this Settlement Agreement and that any such other representation or understanding shall be null, void and of no legal effect. Scholle and Portola further agree that the terms of this Settlement Agreement may not be modified or altered, except by a written instrument signed by both Scholle and Portola.



                                  SCHOLLE CORPORATION



Date: JULY 1,1996              By:   /S/ WILLIAM J. SCHOLLE
                                     ----------------------------------
                                            [signature]

                                         WILLIAM J. SCHOLLE
                                      ---------------------------------
                                            [print name]

                                          VICE PRESIDENT
                                     ----------------------------------
                                            [official title or capacity]


                                  PORTOLA PACKAGING, INC.



Date:    JUNE 28, 1996            By:      /S/ JACK L. WATTS
                                     --------------------------------
                                             [signature]

                                         JACK L. WATTS
                                     --------------------------------
                                             [print name]

                                         CHAIRMAN
                                     --------------------------------
                                             [official title or capacity]

APPROVED AS TO FORM AND CONTENT:


Dated:  JULY 1, 1996                   /S/ EDWARD O'CONNOR
                                     --------------------------------
                                         Marc E. Brown, a member of
                                         POMS, SMITH, LANDE & ROSE
                                         PROFESSIONAL CORPORATION
                                         Attorneys for Scholle Corporation

Dated:                                 /S/ WILLIAM W. ANTHONY
                                     --------------------------------
                                         William W. Anthony, a member of
                                         BROBECK, PHLEGHER & HARRISON
                                         Attorneys for Portola Packaging, Inc.


C:\Scholle.SA

                             UNITED STATES DISTRICT COURT

                       FOR THE NORTHERN DISTRICT OF CALIFORNIA

                                 (SAN JOSE DIVISION)


SCHOLLE CORPORATION,
                                   )     CASE NO. C-92-20414-RMW
          PLAINTIFF,               )
                                   )     STIPULATION AS TO DAMAGES
V.                                 )
                                   )
CAP SNAP CO. AND CAP SNAP SEAL,    )
INC.                               )
                                   )
          DEFENDANTS.              )
                                   )
                                   )


    The parties to this action previously stipulated that Portola Packaging, Inc. would pay Scholle Corporation One Cent ($.01) for each plug found to infringe.

    Infringement has now been established and the Court has denied all post-trial motion to alter this determination.

    Defendant Portola Packaging, Inc. represents that it has directly or indirectly sold 147,713,500 units of product found to have infringed (plugs numbered 1-3 during trial), including all substantial equivalents thereof.

    The parties therefore stipulate that Plaintiff Scholle Corporation is entitled to an award of damages against Defendant Portola Packaging, Inc. in the amount of $1,477,135.00, plus 10% interest from the date of each sale. The date of each sale shall be deemed to have occured on the ending date of the quarter of the year in which the sale was made. Portola represents that this interest is $175,382.75.

    The parties further stipulate that Plaintiff Scholle Corporation is entitled to an award of costs in the amount of $32,523.25.

    Total damages, therefore, are stipulated to be $1,685,055.00.

                             POMS, SMITH, LANDE & ROSE
                             PROFESSIONAL CORPORATION




DATED: JULY 1, 1996               BY:  /S/ EDWARD O'CONNOR
                                 ------------------------------
                                          MARC E. BROWN,
                                          ATTORNEYS FOR PLAINTIFF
                                          SCHOLLE CORPORATION


                             BROBECK, PHLEGHER & HARRISON,




DATED:  JUNE 28,  1996            BY:  /S/ WILLIAM L. ANTHONY
                                 ------------------------------
                                         WILLIAM L. ANTHONY,
                                         ATTORNEYS FOR DEFENDANTS
                                         PORTOLA PACKAGING, INC.


SCHOLLE.STP

                             UNITED STATES DISTRICT COURT

                       FOR THE NORTHERN DISTRICT OF CALIFORNIA

                                 (SAN JOSE DIVISION)


SCHOLLE CORPORATION,
                                    )     CASE NO. C-92-20414-RMW
          PLAINTIFF,                )
                                    )     JUDGMENT FOR DAMAGES
V.                                  )     AND PERMANENT INJUNCTION
                                    )
CAP SNAP CO. AND CAP SNAP SEAL, INC.)
                                    )
          DEFENDANTS.               )
                                    )
                                    )
                                    )
                                    )
- - ------------------------------------


    WHEREAS, Scholle Corporation ("Scholle") filed this lawsuit against Portola Packaging, Inc. ("Portola") et al. alleging infringement of U.S. Patent RE32,354, entitled "CONTAINER FOR HOLDING AND DISPENSING FLUID;"

    WHEREAS, the trial of the issues of liability, wilfulness and damages in the Lawsuit;

    WHEREAS, the issues of liability and wilfulness have been tried and determined by the jury, but not the issue of damages were bifurcated;

    WHEREAS, the jury found that Portola's manufacture, sale and use of the water bottle plugs which were numbered 1-3 during trial ("Infringing Product") infringed the Patent; that Portola's infringement was not wilful; and that the Patent was valid and enforceable;

    WHEREAS, all post-trial motions filed by the parties to alter these jury verdicts have been denied by the Court;

    WHEREAS, in the event of a finding of liability, Portola agreed to pay Scholle One Cent ($.01) for each product which was found to infringe the patent;

    WHEREAS, the parties have filed a Stipulation as to Damages, specifying the amount of damages Scholle is entitled to receive from Portola in view of the determinations made by the Court and jury;

    WHEREAS, there are no more issues left for the Court or jury to determine;

    WHEREAS, the sole role left for the Court to perform is to enter judgment in accordance with the jury verdicts and the Stipulation As to Damages filed by the parties;

    NOW, THEREFORE, the Court hereby:

         1. Orders judgment to be entered in favor of Plaintiff Scholle Corporation and against Defendant Portola Packaging, Inc. in the amount of $1,685,055.00.

         2. Permanently enjoins Defendant Portola Packaging, Inc., together with its officers, directors, agents, servants, employees, and attorneys, and all those persons in active concert or participation with it who receive actual notice of this injunction by personal service or otherwise, from making, using, selling, importing into the United States, or offering to sell or otherwise exercising the exclusive rights provided for under the Patent Act in connection with:

         (a) the plugs referred to during the course of this lawsuit as plug nos. 1, 2 and 3;

         (b) any plug which is not materially different from one of the plugs 1, 2 or 3, including, without limitation, the plug referred to by the parties as the "Two-Step Prototype;"

         (c)  any product which contains any of the plugs described in (a) or
(b) above; and

         (d) any product which infringes claims 1, 2 or 4 of U.S. Patent RE32,354, entitled "CONTAINER FOR HOLDING AND DISPENSING FLUID;" for so long as these claims have not been declared invalid in another proceeding;

         3. Notwithstanding, this Permanent Injunction shall not apply to any product which falls within the scope of the Non-Exclusive Patent License, a copy of which is attached as Exhibit "1," so long as it is fully and strictly complied with, as a part of and in accordance with the Settlement Agreement, a copy of which is attached as Exhibit "2."

         4. The Court hereby retains jurisdiction to enforce the terms of this Permanent Injunction and the attached Non-Exclusive Patent License and Settlement Agreement.

Dated:                       __________________________________________
                             Judge, United States District Court


APPROVED AS TO FORM AND CONTENT:
                                      POMS, SMITH, LANDE & ROSE
                                      PROFESSIONAL CORPORATION



Dated: JULY 1, 1996              By:  /S/ EDWARD O'CONNOR
                                    ------------------------------
                                        Marc E. Brown,
                                        Attorneys for Plaintiff
                                        Scholle Corporation

                             BROBECK, PHLEGHER & HARRISON



Dated:  __________, 1996         By:  /S/ WILLIAM L. ANTHONY
                                    ------------------------------
                                         William L. Anthony
                                         Attorneys for Defendants
                                         Portola Packaging, Inc.

SCHOLLE.JDG

                             UNITED STATES DISTRICT COURT

                       FOR THE NORTHERN DISTRICT OF CALIFORNIA

                                 (SAN JOSE DIVISION)


SCHOLLE CORPORATION,           )     CASE NO. C-92-20414-RMW
                               )
          PLAINTIFF,           )     ACKNOWLEDGEMENT OF
                               )     SATISFACTION OF JUDGMENT
V.                             )     FOR DAMAGES
                               )
CAP SNAP CO. AND CAP SNAP SEAL,)
INC.                           )
                               )
          DEFENDANTS.          )
                               )
                               )
- - -------------------------------


         Plaintiff Scholle Corporation hereby acknowledges full satisfaction of the damages portion of the Judgment for Damages and Permanent Injunction filed in this action.


Dated: JULY 1, 1996           By:  EDWARD O'CONNOR
                                 -------------------------
                                      Marc E. Brown
                                      POMS, SMITH, LANDE & ROSE
                                      PROFESSIONAL CORPORATION
                                      ATTORNEYS FOR PLAINTIFF
                                      SCHOLLE CORPORATION

                          NON-EXCLUSIVE PATENT LICENSE


         This is a non-exclusive patent license ("License") between Scholle Corporation ("Scholle"), a Nevada corporation, located at 19500 Jamboree Blvd., Irvine, California 92715, and Portola Packaging, Inc. ("Portola"), a Delaware corporation located at 890 Faulstich Ct., San Jose, California 95112.

         WHEREAS, Scholle filed a lawsuit ("Lawsuit") against Portola in the United States District Court for the Northern District of California, San Jose Division ("Court") (Case No. C92-20414-RMW) alleging infringement of U.S. Patent RE32,354, entitled "CONTAINER FOR HOLDING AND DISPENSING FLUID ("Patent");"

         WHEREAS, the trial of the issues of liability, wilfulness and damages in the Lawsuit were bifurcated;

         WHEREAS, the issues of liability and wilfulness have been tried and determined by the jury,

         WHEREAS, the jury found that Portola's manufacture, sale and use of the water bottle plugs which were numbered 1-3 during trial and which are illustrated in the attached drawing ("Infringing Product") infringed the Patent; that Portola's infringement was not wilful; that the Patent was valid and enforceable; and that all defenses which Portola had asserted were without merit;

         WHEREAS, all post-trial motions filed by the parties to alter these jury verdicts were denied by the Court;

         WHEREAS, Portola would like to continue selling one or more of the Infringing Products for use with water bottles;

         WHEREAS, Scholle is willing to license Portola to do so at the rate of One Cent ($. 01) per plug;

         NOW, THEREFORE, Scholle and Portola agree as follows:

         1.   GRANT

              1.0 Scholle hereby grants Portola a non-exclusive license to make, use, import into the U.S., sell and offer for sale caps and plugs (but not probes) ("Licensed Products") falling within the scope of the Patent. Such products shall include, without limitation:

         (a) the plugs referred to during the course of the Lawsuit as plug nos. 1, 2 and 3;

         (b) any plug which is not materially different from plugs 1, 2 or 3, including, without limitation, the unnumbered plug in the attached drawing marked "Two-Step Prototype;" and

         (c)  any product which contains any of the plugs referred to in (a) or
(b) above.

         2.   LIMITATION ON FIELD OF USE

              2.1 The License granted herein is limited to Licensed Products used in the field of water dispensing products for water dispensers. No other field of use is licensed, including, without limitation, the field of dispensers for fluids other than water.

              2.2 The license granted herein shall under no circumstances extend to any manufacturer, seller or user of probes, even if those probes are used in conjunction with Licensed Products.

         3.   PAYMENTS

              3.1 Cap snap shall pay Scholle One Cent ($.01) for each Licensed Product which Portola directly or indirectly sells after May 31, 1996, and prior to the expiration of the Patent.

              3.2 Payment shall be calculated quarterly. The first quarter begins on January 1; the second on April 1; the third on July 1; and the fourth on October 1.

              3.3 Within thirty (30) days following the close of each quarter, payment for all sales made in the previous quarter shall be delivered to Scholle, together with a statement identifying each Licensed Product and the number which were sold during the last quarter. The statement shall state that it is based on a reasonable investigation and is believed to be accurate and shall be signed under penalty of perjury.

              3.4 Portola shall pay Scholle Four Cents ($.04) for each plug Licensed Product sold but not reported in the appropriate quarterly statement.

         4.   INTEREST

              4.1 Portola shall pay Scholle interest at the annual rate of Eighteen Percent (18%) on any payment required to be made under this License which is late for any reason, in addition to all other payments required to be made herein.




         5.   ACCOUNTING

              5.1 Portola agrees to keep detailed records which would enable an accountant to easily and completely verify the accuracy of all accounting statements which Portola provides to Scholle under this License. For each payment which is due, Portola agrees to keep and maintain the records relating to this payment for at least four (4) years following the due date of the payment.


              5.2 Upon reasonable notice and not more than three (3) times in any calendar year, Portola shall permit an independent certified public accountant selected by Scholle to inspect all books and records relevant to verifying the accuracy of the accounting statements which

Portola has provided to Scholle under this License. The fees for said accountant shall be paid by Scholle. However, if the accountant discovers an error in a quarterly statement by Portola of more than five percent (5%), the fees of the accountant shall be paid by Portola.

         6.   DEFEND AND HOLD HARMLESS

              6.1 Portola agrees to defend and indemnify Scholle against any claim which is asserted against Scholle arising out of or related to Portola's manufacture, use, importation, sale or offer for sale of Licensed Products.

         7.   NO EMPLOYMENT, AGENCY, PARTNERSHIP
              OR JOINT VENTURE

              7.1 This agreement is intended to be a license agreement only. It is not intended and shall not create any employment, agency, partnership or joint venture relationship between Scholle and Portola.

         8.   PATENT MARKING

              8.1 Portola shall mark all Licensed Products in accordance with all of the requirements of 35 U.S.C. Section 287. Portola shall compensate Scholle for any and all damages which Scholle sustains because of a breach of this obligation.

         9.   TERMINATION

              9.1 In the event of any breach of this License, the aggrieved party shall be entitled to terminate this License by providing a notice of termination to the breaching party, together with a statement of the grounds for termination. In the event that any breach of this agreement is capable of being cured and was unintentionally committed, the breaching party shall have thirty (30) days following delivery of said notice in which to cure said breach and, if it does so, the notice of termination shall be ineffective. No cure shall deprive the aggrieved party of its right to seek damages because of the breach.


         10.  NOTICES AND DELIVERIES

              10.1 All notices and deliveries required to be made under this agreement shall be presumed to have been made if they are mailed by First Class U.S. Mail, addressed as follows:

    To:  SCHOLLE CORPORATION
         19500 Jamboree Boulevard
         Irvine, California  92715

         Attn:  Mr. William J. Scholle

    To:  PORTOLA CO.

         890 Faulstich Ct.
         San Jose, California 95112

         Attn:  Mr. Robert Strickland, CFO

              10.2 Any party may provide the other with a written notice of a change in this address.


         11.  SUCCESSORS AND ASSIGNS

              11.1 Except as otherwise noted herein, this License shall be binding upon and shall inure to the benefit of the successors and assigns of the parties.


         12.  RESTRICTION ON TRANSFER

              12.1 Portola shall not assign, sublicense or otherwise transfer any of the rights granted under this License, without the prior written consent of Scholle. Such written consent shall not be withheld unreasonably. Notwithstanding, Portola shall be entitled to transfer all of its rights under this license in connection with the transfer and sale of all or substantially all of its interests in or assets relating to that aspect of its business which uses or sells the Licensed Products. Scholle shall not be obligated to consent to any such transfer if it involves an increase in concerns over actually receiving payment, an adverse impact upon Scholle's position in the marketplace, an increase in exposure to liability because of this License, or an adverse impact upon the Patent.


         13.  FAVORED LICENSEE

              In the event Licensor subsequently extends a license under the Licensed Patent to another licensee for use in the field of water dispensing products for water dispensers which includes a more favorable royalty rate than that provided herein, Licensee shall be entitled to secure for itself such more favorable royalty rate and this agreement shall be amended accordingly.


         14.  ATTORNEY FEES

              14.1 In the event of any legal dispute relating to or arising out of this License, the prevailing party in such dispute shall be entitled to an award of reasonable attorney fees, in addition to all other relief provided for by law.


         15.  GOVERNING LAW

              15.1 This License shall be governed by the laws of the State of California.

              14.2 In the event of any dispute relating to or arising out of this License, it shall, to the extent permitted by law, be exclusively resolved by motion to the Court. The parties hereby waive any right they might otherwise have to any different type of proceeding, such as a trial by jury.

         16.  MERGER

              16.1 This License contains the entire understanding and agreement between the parties. Scholle and Portola agree that they are not relying upon any representation or understanding which is not expressed in this License and that any such other representation or understanding shall be null, void and of no legal effect. Scholle and Portola further agree that the terms of this License may not be modified or altered, except by a written instrument signed by both Scholle and Portola.


                                  SCHOLLE CORPORATION


Date:     JULY 1, 1996               /S/ WILLIAM J. SCHOLLE
                                  --------------------------------------
                                       [signature]

                                         WILLIAM J. SCHOLLE
                                  --------------------------------------
                                       [print name]

                                         VICE PRESIDENT
                                  --------------------------------------
                                        [official title or capacity]

                                  PORTOLA PACKAGING, INC.


Date:     JUNE 28, 1996                  /S/ JACK L. WATTS
                                  --------------------------------------
                                       [signature]


                                       JACK L. WATTS
                                  --------------------------------------
                                       [print name]


                                        CHAIRMAN
                                  --------------------------------------
                                       [official title or capacity]


APPROVED AS TO FORM AND CONTENT:


Dated:    JULY 1, 1996            /S/ EDWARD O'CONNOR
                             --------------------------------------
                             Marc E. Brown, a member of
                             POMS, SMITH, LANDE & ROSE
                             PROFESSIONAL CORPORATION
                             Attorneys for Scholle Corporation


Dated:     JUNE 28, 1996         /S/ WILLIAM W. ANTHONY
                             --------------------------------------
                             William W. Anthony, a member of

                             BROBECK, PHLEGHER & HARRISON
                             Attorneys for Portola Packaging, Inc.

C:\Scholle.la

                                INFRINGING PRODUCT

This page contains four illustrations of water bottle plugs and captioned "one-step prototype", "two-step prototype". "two-step with bead" and "two-step with groove"


1                 [ILLUSTRATION]
                ONE-STEP PROTOTYPE

                  [ILLUSTRATION]
                TWO-STEP PROTOTYPE

2                 [ILLUSTRATION]
                TWO-STEP WITH BEAD

3                 [ILLUSTRATION]
                TWO-STEP WITH GROOVE